AGIOS 2025 VISION 38th Annual J.P. Morgan Healthcare Conference January 13, 2020 Exhibit 99.1

Forward Looking Statements This presentation and various remarks we make during this presentation contain forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those regarding Agios’ plans, strategies and expectations for its and its collaborator’s preclinical, clinical and commercial advancement of its drug development programs including TIBSOVO® (ivosidenib), IDHIFA® (enasidenib), mitapivat, vorasidenib, AG-270 and AG-636; the potential benefits of Agios' product candidates; Agios’s strategic vision and goals for 2025; its key milestones for 2020; its estimates regarding its balance of cash, cash equivalents and marketable securities for the year ended December 31,2019; its plans regarding future data presentations; its financial guidance regarding the period in which it will have capital available to fund its operations; and the potential benefit of its strategic plans and focus. The words “anticipate,” “expect,” “hope,” “milestone,” “plan,” “potential,” “possible,” “strategy,” “will,” “vision,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from Agios' current expectations and beliefs. For example, there can be no guarantee that any product candidate Agios or its collaborators is developing will successfully commence or complete necessary preclinical and clinical development phases, or that development of any of Agios' product candidates will successfully continue. There can be no guarantee that any positive developments in Agios' business will result in stock price appreciation. Management's expectations and, therefore, any forward-looking statements in this presentation and various remarks we make during this presentation could also be affected by risks and uncertainties relating to a number of other important factors, including: Agios' results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. FDA, the EMA or other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; Agios' ability to obtain and maintain requisite regulatory approvals and to enroll patients in its planned clinical trials; unplanned cash requirements and expenditures; competitive factors; Agios' ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing; Agios' ability to maintain key collaborations; and general economic and market conditions. These and other risks are described in greater detail under the caption "Risk Factors" included in Agios’ public filings with the Securities and Exchange Commission. Any forward-looking statements contained in this presentation and various remarks we make during this presentation speak only as of the date hereof, and Agios expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Our Strategy is Clear For more than a decade, our mission has been to create differentiated, small molecule medicines for patients in three focus areas – malignant hematology, solid tumors and rare genetic diseases – based on our unique expertise in cellular metabolism and adjacent areas of biology METABOLISM SOLID TUMORS 2 RARE GENETIC DISEASES 3 MALIGNANT HEMATOLOGY 1

Our People and Culture Fuel Incredible Productivity, Strategic Focus and Continuity from Early Research to Market “Other Side Of Possible” Culture Patient-centric Approach Creative Clinical Development Productive Research Engine 4 ADDITIONAL MOLECULES IN CLINICAL DEVELOPMENT 2 MEDICINES APPROVED + ~550 HIGH CALIBER EMPLOYEES WITH 1 VISION 10 YEARS 7 INVESTIGATIONAL NEW DRUG CANDIDATES 70+ PEER-REVIEWED PUBLICATIONS 15+ RESEARCH PROGRAMS 1,500+ PATIENTS TREATED IN OUR CLINICAL TRIALS

Agios 2025 Vision: Focused Innovation. Ambitious Development. Transformative Treatments for Patients Across Three Focus Areas. NOW CASH FLOW POSITIVE 2025 FINANCIAL $105-115M EXPECTED U.S. TIBSOVO® 2020 REVENUE 4 MEDICINES COMMERCIAL 2 MEDICINES 8+ INDICATIONS LABEL EXPANSION 2 INDICATIONS 6+ MOLECULES IN THE CLINIC PRODUCTIVE DISCOVERY ENGINE 4 MOLECULES IN THE CLINIC

Multiple Potential Near- and Long-term Value Drivers Across All Focus Areas


2020
2021
2022
2023
2024
2025
HEMATOLOGIC MALIGNANCIES
TIBSOVO® R/R AML EU
TIBSOVO® IC-ineligible 1L AML (AGILE Phase 3)
TIBSOVO® IC-eligible 1L AML (HOVON Phase 3)
TIBSOVO® R/R MDS (Phase 1 expansion)
AG-636 Advanced Lymphoma
SOLID TUMORS
TIBSOVO® Cholangiocarcinoma (ClarIDHy Phase 3)
Vorasidenib Low-grade Glioma (INDIGO Phase 3)
AG-270 Non-small Cell Lung Cancer
AG-270 Pancreatic Cancer
RARE GENETIC DISEASES
Mitapivat NTD Adult PK Deficiency (ACTIVATE)
Mitapivat TD Adult PK Deficiency (ACTIVATE-T)
Mitapivat Pediatric PK Deficiency
Mitapivat Thalassemia
Mitapivat Sickle Cell Disease
Approval
Make go/no-go decision

6

Highly Productive Research Engine with Optionality Across Focus Areas

Program	Target Discovery	Target Validation	Drug Discovery	Drug Candidate
Malignant Hematology				
MAT2A Follow-Ons (Bristol-Myers Squibb Collaboration)			● Metabolic Target	
Macrophage I-O Target (Bristol-Myers Squibb Collaboration)			● Metabolic Target	
Tumor I-O Target			● Non-Metabolic Target	
Genetically Defined Heme Target			● Non-Metabolic Target	
Metabolic I-O Exploratory Programs (Bristol-Myers Squibb Collaboration)	● Metabolic Target	● Metabolic Target		
Other Exploratory Programs	● Non-Metabolic Target	● Non-Metabolic Target		
Solid Tumor				
MAT2A Follow-Ons (Bristol-Myers Squibb Collaboration)			● Metabolic Target	
Macrophage I-O Target (Bristol-Myers Squibb Collaboration)			● Metabolic Target	
Tumor I-O Target			● Non-Metabolic Target	
Genetically Defined Solid Tumor Target			● Non-Metabolic Target	
Metabolic I-O Exploratory Programs (Bristol-Myers Squibb Collaboration)	● Metabolic Target	● Metabolic Target		
Other Exploratory Programs	● Non-Metabolic Target	● Non-Metabolic Target		
Rare Genetic Diseases				
AG-946 (Pyruvate Kinase Activator Follow-On)				● Metabolic Target
Phenylketonuria (PKU)			● Metabolic Target	
Erythroid Porphyria			● Metabolic Target	
Friedreich's Ataxia			● Metabolic and Non-Metabolic Targets	
Other Exploratory Programs	● Metabolic and Non-Metabolic Targets	● Metabolic and Non-Metabolic Targets		

● Metabolic Target ● Non-Metabolic Target ● Metabolic and Non-Metabolic Targets ■ Bristol-Myers Squibb Collaboration

7

CREATING MEDICINES IN THREE FOCUS AREAS

CREATING MEDICINES IN THREE FOCUS AREAS

Significant Growth Potential in Malignant Hematology

~4K
PATIENTS IN U.S. & EU

IDH1 Mutant Acute Myeloid Leukemia (AML)

TIBSOVO®

R/R AML	U.S. Approval; MAA Under Review
1L Monotherapy	U.S. Approval
1L HMA Combo	Phase 3
1L 7+3 Combo	Phase 3

<1K
PATIENTS IN U.S.

IDH1 Mutant Myelodysplastic Syndrome (MDS)

TIBSOVO®

R/R MDS	Phase 1 Expansion

~55K
PATIENTS IN U.S. & EU

Mantle Cell and Diffuse Large B Cell Lymphoma

AG-636

R/R Lymphoma	Phase 1

Source: Agios estimates, market research, SEER, MDS Foundation, Datamonitor

10

Successful TIBSOVO® Launch in R/R and Frontline AML Result of Focused Commercial Effort $105 – 115M U.S. Net Sales Guidance for 2020 >90% Physicians Testing for IDH1/IDH2 mutations ~515 Unique Prescribers as of Q4 2019 >1,000 Patients Treated Since Launch Core commercial capabilities support two additional TIBSOVO® indications by YE 2022 Source: Agios estimates

50% will relapse or be refractory to treatment AGILE Phase 3 Aza Combo Enrolling ~50% Eligible for intensive therapy ~25% Currently untreated Phase 1 combo data: 61% CR 70% CR+CRh 82% 12-month OS ~25% Currently untreated Phase 1 combo data: 79% CR in de novo AML 53% CR in secondary AML 79% 12-month OS 50% will relapse or be refractory to treatment ~25% Ineligible for intensive therapy HOVON Phase 3 7+3 Combo Enrolling TIBSOVO® Monotherapy Approved HOVON 7+3 Phase 3 Enrolling TIBSOVO® Approved in U.S. MAA Under Review TIBSOVO® Monotherapy Approved AGILE Phase 3 Aza Combo Enrolling xs 50% will relapse or be refractory to treatment ~50% Eligible for intensive therapy ~25% Currently untreated ~25% Ineligible for intensive therapy Advancing Toward Largest Opportunity for mIDH1 AML: Intensive and Non-Intensive Therapy Combinations 50K AML Patients Diagnosed Per Year in U.S. and EU 6-10% with an IDH1 Mutation Sources: SEER. Cancer Stat Facts: AML 2015 and Epiphany EPIC oncology numbers; American Cancer Society. AML 2017.

CREATING MEDICINES IN THREE FOCUS AREAS

Four Distinct Solid Tumor Opportunities Across Three Clinical Molecules

~2-3K PATIENTS IN U.S. & EU

IDH1 Mutant Cholangiocarcinoma

TIBSOVO®

R/R Cholangio	sNDA 2020

~9K PATIENTS IN U.S. & EU

IDH Mutant Low Grade Glioma

Vorasidenib

Low-grade Glioma	Phase 3

~9K PATIENTS IN U.S.

MTAP-Deleted Non-Small Cell Lung Cancer

AG-270

2nd Line NSCLC	Phase 1 Combo

~10K PATIENTS IN U.S.

MTAP-Deleted Pancreatic Cancer

AG-270

1st or 2nd Line Pancreatic Cancer	Phase 1 Combo

Source: Agios estimates, market research

14

Established Utility of IDH Inhibition in Solid Tumors with Positive ClarIDHy Phase 3 Study of TIBSOVO® in Second-line or Later Cholangiocarcinoma

Mature OS from ClarIDHy Phase 3 expected mid-2020; sNDA planned by YE

Phase 3 ClarIDHy Study Achieved Primary Endpoint, Demonstrating Statistically Significant Improvement in PFS



HR=0.37 (95% CI 0.25, 0.54)
P<0.001
PFS probability
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
+ Censored
Ivosidenib
Placebo

LOW SURVIVAL RATES	FEW TREATMENT OPTIONS	POSITIVE CLARIDHY RESULTS
~9% FIVE-YEAR OVERALL SURVIVAL RATE	**0** APPROVED THERAPIES FOR mIDH1 PATIENTS	**63%** REDUCTION IN RISK OF DISEASE PROGRESSION OR DEATH FOR PATIENTS TREATED W/ TIBSOVO®

15

Sources: CDC National Program of Cancer Registries (NPCR); Epiphany Partners Epic Oncology; Decision Resources; Market Research; Borger DR et al. Oncologist 2012;17:72-9.; Kipp BR et al. Hum Pathol 2012;43:1552-8.; Goyal L et al. Oncologist 2015;20:1019-27; data from ESMO 2019

Global Phase 3 INDIGO Study of Vorasidenib in IDH Mutant Low-Grade Glioma Open and Enrolling

SIGNIFICANT 2-HG SUPPRESSION

>90%

2-HG SUPPRESSION IN RESECTED mIDH1 GLIOMAS ACROSS ALL DOSES TESTED

IMPRESSIVE PRELIMINARY EFFICACY DATA

33% ORR

IN THE VORASIDENIB ARM OF THE PERIOPERATIVE STUDY

ENCOURAGING PHASE 1 DATA

22 mo.

MEDIAN TREATMENT DURATION IN VORASIDENIB PHASE 1

INDIGO | INVESTIGATING VORASIDENIB IN GLIOMA

1:1 double-blind randomization (n=366)

Stratified by 1p19q status and baseline tumor size

Vorasidenib
50 mg QD orally
Continuous 28-day cycles
(n=183)

Matched placebo*
(n=183)

*centrally-confirmed progressive disease will permit unblinding and crossover

Endpoints

Primary: Progression free survival (by BIRC)

Secondary/Exploratory: Tumor volume, safety, ORR, OS, QOL, seizures, neuro-cognitive function, time to next intervention

16 BIRC = blinded independent review committee, ORR = overall response rate, OS = overall survival, QOL = quality of life, WHO = World Health Organization; Source: Data presented at SNO 2019

AG-270, MAT2A Inhibitor, Preclinical Data Supports Combination with Taxanes; Two Phase 1 Combination Arms Enrolling Patients 4 of 8 animals were tumor free at last dose and remained tumor free until the arm was terminated on Day 141 PHASE 1 COMBINATION ARMS INITIATED AG-270 + docetaxel in MTAP-deleted NSCLC (2nd line) N = up to 40 AG-270 + nab-paclitaxel and gemcitabine in MTAP-deleted pancreatic ductal adenocarcinoma (1st or 2nd line) N = up to 45 Modest near-term investment to enable pivotal strategy decision by YE2022 Source: Data presented at AACR-NCI-EORTC 2019 AG-270 + docetaxel induces 91% tumor growth inhibition

CREATING MEDICINES IN THREE FOCUS AREAS

PKR Activation Represents Unique Mechanism of Action with Potential to Address Broad Range of Hemolytic Anemias Normal Red Cell PEP Pyruvate wtPKR Cellular demand: ATP production meets demand Pyruvate Kinase Deficiency PEP Pyruvate mPKR Proof-of-concept achieved Adult PK deficiency approval expected in 2021 Pediatric PK deficiency pivotal strategy to be finalized in 2020 Cellular demand: Inadequate production: ATP deficiency Other Hemolytic Anemias PEP Pyruvate wtPKR Thalassemia proof-of-concept achieved NIH sponsored trial in sickle cell disease ongoing Increased demand: ATP deficiency Cellular demand:

Mitapivat has Potential to be First Disease-modifying Therapy for Patients with PK Deficiency Improvements in Hemoglobin and Other Hemolysis Markers Maintained for More Than 3 Years in Responding Patients from DRIVE PK Extension Chronic daily dosing with mitapivat for a median of 3 years and up to 42 months was well tolerated HIGH RISK OF IRON OVERLOAD SUPPORTIVE CARE ONLY HIGHER LIFETIME RATES OF PULMONARY HYPERTENSION, OSTEOPOROSIS, AND LIVER CIRRHOSIS 0 APPROVED THERAPIES 38% OF PATIENTS NOT RECEIVING REGULAR TRANSFUSIONS EXPERIENCE IRON OVERLOAD Source: Data presented at ASH 2019; van Beers EJ, et al. Haematologica. 2019;104(2):e51-e53. COMPLICATIONS & COMORBIDITIES REGARDLESS OF TRANSFUSION STATUS Topline data from ACTIVATE and ACTIVATE-T expected by YE 2020

Clinical Proof-of-concept for Mitapivat Established in Non-transfusion-dependent Thalassemia In responding patients, the mean hemoglobin increase from baseline was 1.76 g/dL (range, 0.9 – 3.3 g/dL) Majority of adverse events were Grade 1 or 2 and consistent with previously published Phase 2 data for mitapivat in patients with PK deficiency Updated Phase 2 thalassemia data to be submitted for presentation at EHA and pivotal strategy to be finalized by YE 2020 7 of 8 efficacy evaluable patients achieved a hemoglobin increase of ≥1.0 g/dL from baseline in at least one assessment (weeks 4 – 12)

Therapeutic Hypothesis for Wildtype PKR Activation in Sickle Cell Disease: 2,3-DPG and ATP Modulation Improves Anemia and Reduces Sickling



Water and ion homeostasis
ATP-dependent regulation of ion concentration and cellular shape
↓ ATP in SCD[1,2]
Ca2+ entry[3]
Water and ion loss[3]
RBC dehydration[3]
↑ HbS concentration and polymerization[3]
↓ Deformability[4]



2,3-DPG Shifts the Oxygen Saturation Curve
Low DPG
High DPG
Y (fractional saturation)
1.0
0.8
0.6
0.4
0.2
0.0
0
50
100
p0₂ (torr)

ATP, adenosine triphosphate; HbS, sickle cell hemoglobin; RBC, red blood cell; SCD, sickle cell disease.

1. Palek J, Liu SC. J Supramol Struct. 1979;10(1):79-96. 2. Glader BE, et al. Br J Haematol. 1978;40(4):527-32.
3. Bogdanova A, et al. Int J Mol Sci. 2013;14(5):9848-72. 4. Park Y, et al. Proc Natl Acad Sci USA. 2010;107(4):1289-94.

Expect to establish proof-of-concept for PKR activation in sickle cell disease by mid-2020

22

PKR Activation Has Potential Broad Utility Across Hemolytic Anemias

Pyruvate Kinase Deficiency

~3-8K
PATIENTS IN U.S. & EU

NTD Adult PKD	Phase 3 Enrollment to Complete in Q1 2020
TD Adult PKD	Phase 3 Enrollment Complete
Pediatric PKD	Pivotal Plan by YE

β- and α-Thalassemia

~18-23K
PATIENTS IN U.S. & EU

NTD β- and α-Thalassemia	Phase 2
Thalassemia	Pivotal Plan by YE

Sickle Cell Disease

~120-135K
PATIENTS IN U.S. & EU

Adult SCD	NIH CRADA

23

Source: Agios estimates, market research

CREATING MEDICINES IN THREE FOCUS AREAS

HEMATOLOGIC MALIGNANCIES SOLID TUMORS RARE GENETIC DISEASES RESEARCH Agios 2020 Key Milestones Achieve full-year U.S. revenue for TIBSOVO® $105-115M Receive CHMP opinion for TIBSOVO® in mIDH1 relapsed/refractory AML Complete enrollment in AGILE Phase 3 trial of TIBSOVO® + azacitidine in frontline mIDH1 AML Complete enrollment in MDS arm of TIBSOVO® Phase 1 File sNDA for TIBSOVO® in mIDH1 previously treated cholangiocarcinoma Topline data in PK deficiency from ACTIVATE and ACTIVATE-T Present data from mitapivat Phase 2 thalassemia study and finalize pivotal trial strategy in thalassemia Achieve proof-of-concept for mitapivat in sickle cell disease Initiate first-in-human study for next generation PKR activator, AG-946 Achieve at least 1 new development candidate

AGIOS 2025 VISION: Focused Innovation. Ambitious Development. Transformative Treatments for Patients Across Three Focus Areas. 4 MEDICINES 8+ INDICATIONS 6+ MOLECULES IN THE CLINIC $ CASH FLOW POSITIVE